UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 3, 2011
Western Liberty Bancorp

(Exact name of registrant specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8363 W. Sunset Rd., Suite 350, Las Vegas, Nevada	89113

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 966-7400

[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On November 8, 2011, Western Liberty Bancorp issued a press release announcing its financial results for the quarter ended September 30, 2011. A copy of the press release is attached as Exhibit 99.1.
     In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events
     On November 3, 2011, Western Liberty Bancorp issued a press release announcing completion of the 5% Share Repurchase Program authorized in August, 2011. A copy of the press release is attached as Exhibit 99.2.
     On November 8, 2011, Western Liberty Bancorp issued a press release announcing that the Federal Deposit Insurance Corporation and the Nevada Financial Institutions Division issued a joint order terminating the regulatory Consent Order entered into on September 1, 2010, with Service1st Bank of Nevada, Western Liberty Bancorp’s wholly owned banking subsidiary. A copy of the press release is attached as Exhibit 99.3.
Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Western Liberty Bancorp 3rd Quarter 2011 financial results press release issued on November 8, 2011

99.2	Western Liberty Bancorp 5% Share Repurchase Program completion press release issued on November 3, 2011

99.3	Western Liberty Bancorp termination of Service1st Bank of Nevada regulatory Consent Order press release issued on November 8, 2011
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Liberty Bancorp
Date: November 10, 2011	/s/ George A. Rosenbaum, Jr.
George A. Rosenbaum, Jr.
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Western Liberty Bancorp 3rd Quarter 2011 financial results press release issued on November 8, 2011

99.2	Western Liberty Bancorp 5% Share Repurchase Program completion press release issued on November 3, 2011

99.3	Western Liberty Bancorp termination of Service1st Bank of Nevada regulatory Consent Order press release issued on November 8, 2011